                                                                    EXHIBIT 24

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard A. Lammert and Steven L. Kaplan, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, to be issued or sold pursuant to the M&T Bank Corporation Retirement Savings Plan and Trust, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned directors and/or officers has hereunto set his or her hand as of the date specified.

Dated: February 19, 2002


                                                     /s/ Patrick W.E. Hodgson
       -----------------------------                 ------------------------
       William F. Allyn                              Patrick W.E. Hodgson

                                                     /s/ Samuel T. Hubbard Jr.
       -----------------------------                 -------------------------
       Brent D. Baird                                Samuel T. Hubbard, Jr.

       /s/ John H. Benisch
       -----------------------------                 -------------------------
       John H. Benisch                               Richard G. King

        /s/ Robert J. Bennett                        /s/ Reginald B. Newman, II
       -----------------------------                 --------------------------
       Robert J. Bennett                             Reginald B. Newman, II

       /s/ C. Angela Bontempo                        /s/ Peter J. O'Donnell, Jr.
       -----------------------------                 ---------------------------
       C. Angela Bontempo                            Peter J. O'Donnell, Jr.

                                                     /s/ Jorge G. Pereira
       -----------------------------                 -----------------------------
       Robert T. Brady                               Jorge G. Pereira

       /s/ Patrick J. Callan                         /s/ Michael P. Pinto
       -----------------------------                 -----------------------------
       Patrick J. Callan                             Michael P. Pinto

       /s/ Carl L. Campbell                          /s/ Robert E. Sadler, Jr.
       -----------------------------                 -----------------------------
       Carl L. Campbell                              Robert E. Sadler, Jr.

       /s/ R. Carlos Carballada
       -----------------------------                 -----------------------------
       R. Carlos Carballada                          Stephen Sheetz

       /s/ T. Jefferson Cunningham III               /s/ Michael R. Spychala
       -------------------------------               -----------------------------
       T. Jefferson Cunningham III                   Michael R. Spychala

       /s/ Donald Devorris                           /s/ John L. Vensel
       -----------------------------                 -----------------------------
       Donald Devorris                               John L. Vensel

                                                     /s/ Herbert L. Washington
       -----------------------------                 -----------------------------
       Richard E. Garman                             Herbert L. Washington

       /s/ James V. Glynn                            /s/ Robert G. Wilmers
       -----------------------------                 -----------------------------
       James V. Glynn                                Robert G. Wilmers

       /s/ Daniel R. Hawbaker
       -----------------------------
       Daniel R. Hawbaker


                                      14